EXHIBIT 10.2

KEYSTONE LABS INC.

SUBSCRIPTION AGREEMENT

(Minimum Amount Investment Exemption, Section 2.10 of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) – Alberta, British Columbia, Ontario and Saskatchewan residents only)

Number of whole Class A Common Shares of the Corporation and Class B Common Shares of the Corporation (“Purchased Shares”) subscribed for:	10 Class A Common Shares 10 Class B Common Shares 20 Purchased Shares
Subscription price per Purchased Share:	$23,000
Total subscription price:	$460,000

TO:	Keystone Labs Inc. (the “Corporation”) a corporation incorporated under the laws of the Province of Alberta

The undersigned, EVIO Canada Inc. (the “Subscriber”), this day of May, 2018, hereby irrevocably subscribes for and agrees to purchase the whole number of Purchased Shares set forth above for the total subscription price set forth above (the “Subscription Price”). The Corporation hereby acknowledges receipt of such Subscription Price.

1. Terms of the Purchased Shares

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting hereunder) that:

(a)	the Purchased Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of Purchased Shares; and

(b)	the Purchased Shares shall be issued pursuant to a Purchased Share certificate ("Share Certificate") in the form attached as Exhibit 1.

2. Representations and Warranties of Subscriber

The Subscriber represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying on such representations and warranties in connection with the issue and sale of the Purchased Shares:

(a)	The Subscriber’s residential address is set forth on the signature page of this Subscription Agreement (collectively, the “Agreement”). The Subscriber is a resident of the province set forth on the signature page of the Agreement.

(b)	The Subscriber is not a “non-resident” of Canada within the meaning of the Income Tax Act (Canada);

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(c)	The Subscriber acknowledges and understands that the Purchased Shares will be subject to, and the disposition and transfer of such Purchased Shares will be restricted by, the terms and conditions of the unanimous shareholder agreement of the Corporation dated May 1, 2018 (the “USA”), as it may be amended from time to time, the form of which is attached as Exhibit 2. If this subscription is not accepted by the Corporation, the Subscription Price will be returned to the Subscriber at its address indicated below, without interest or penalty. The Subscriber acknowledges and understands that this subscription is not permitted to be withdrawn or revoked by the Subscriber.

(d)	The Subscriber is purchasing the Purchased Shares as principal for the Subscriber’s own account as an investment, and not for the benefit of any other person and not with a view to resale in connection with any distribution or public offering thereof. The Subscriber has no present intention of selling or otherwise disposing of, or granting any participation in, any of the Purchased Shares, and has not entered into any contract, undertaking, agreement or arrangement with any person to do so.

(e)	The Subscriber is able to evaluate the merits of and risks associated with the Purchased Shares as an investment, including, without limitation, the economic risk of the loss of the Subscriber’s investment hereunder.

(f)	The Subscriber has been offered the opportunity to ask questions and receive answers from the Corporation and its directors, officers, employees, agents, advisors and shareholders concerning the Corporation, the Purchased Shares and any such request for information has been complied with to the Subscriber’s satisfaction.

(g)	The Subscriber has not received or been provided with a prospectus, an offering memorandum or any other offering document describing the business and affairs of the Corporation.

(h)	The Subscriber understands that the Purchased Shares have not been registered or qualified by a prospectus under Canadian or U.S. securities laws or the securities laws of any other jurisdiction.

(i)	The Subscriber acknowledges and understands that the Purchased Shares will be subject to restrictions on transfer contained in the USA.

(j)	The Subscriber hereby acknowledges and understands that the Purchased Shares are subject to statutory hold periods or resale restrictions under applicable Canadian securities legislation and regulatory policy, and that the Subscriber may not be able to sell or otherwise dispose of the Purchased Shares except in accordance with limited exemptions under such securities legislation and regulatory policy. The Subscriber acknowledges and understands that the Corporation is not, and is under no obligation to become, a “reporting issuer” (as such term is defined in the Securities Act (Alberta)) in any jurisdiction, that the hold period under applicable securities laws may therefore be indefinite, and that the Subscriber may be unable to sell or otherwise dispose of the Purchased Shares for an indeterminate period of time. The Subscriber is able, without materially impairing the Subscriber’s financial condition, to hold the Purchased Shares for an indeterminate period of time.

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(k)	The Subscriber acknowledges and understands that no public market now exists for the Purchased Shares or for any other securities of the Corporation, and confirms that the Corporation has made no assurance that a public market will ever exist for the Purchased Shares or for any other securities of the Corporation. The Subscriber confirms that no person has made any written or oral representation to the Subscriber: (i) that any person will resell or repurchase the Purchased Shares or refund the purchase price of the Purchased Shares; (ii) as to the future price or value of the Purchased Shares; or (iii) that the Purchased Shares will be listed or posted for trading on any stock exchange or market or that an application has been or will be made to list or post the Purchased Shares for trading upon any stock exchange or market.

(l)	If the Subscriber is a corporation, company, partnership, unincorporated association or other entity, the Subscriber has full power and authority to execute and deliver this Agreement and all other agreements, instruments and other documents contemplated hereby or thereby and to take all other actions required by this Agreement and has obtained all necessary approvals in connection therewith and will have the power and authority to execute and deliver the USA.

(m)	If the Subscriber is an individual, the Subscriber has all necessary power and capacity to enter into this Agreement and perform its obligations hereunder.

(n)	This Agreement and such ancillary agreements to which it is a party constitute legal and valid binding obligations of the Subscriber enforceable against the Subscriber in accordance with their respective terms.

(o)	The Subscriber acknowledges that the Corporation makes no representation about the tax consequences to the Subscriber of acquiring, holding, or disposing of the Purchased Shares. The Subscriber agrees that the Subscriber (and not the Corporation) will be solely responsible for the Subscriber’s own tax liability that may arise as a result of the acquisition, holding, or disposition of the Purchased Shares.

(p)	The Subscriber has been advised to obtain independent legal advice with respect to the transactions contemplated by this Agreement and with respect to the Purchased Shares , including the resale restrictions imposed by the applicable securities laws of the jurisdiction in which the Subscriber resides, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber to resell such securities, that the Subscriber is solely responsible to confirm these restrictions and the Subscriber is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it may not be able to resell such securities except in accordance with limited exemptions under the applicable securities laws.

(q)	The funds representing the Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith.

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(r)	The Subscriber acknowledges and understands that the Purchased Shares are being, or will be, issued by the Corporation, as the case may be, in reliance upon an exemption from the prospectus requirements of applicable Canadian securities legislation.

(s)	The Subscriber is a person acquiring securities in the circumstances referred to in Sections 2.10 [Minimum amount investment] of NI 45-106.

3. Representation and Warranty of the Corporation

The Corporation represents and warrants to the Subscriber that the Corporation is a “private issuer” as such term is defined in Section 2.4(1) of NI 45-106 and acknowledges that the Subscriber is relying on such representation and warranty in connection with the purchase of the Purchased Shares.

4. Security Certificates

(a)	The Subscriber hereby instructs the Corporation to issue the Purchased Shares subscribed for and accepted hereunder in the name of Subscriber and the Subscriber acknowledges that the original certificate representing the Purchased Shares shall be retained in the Corporation’s minute book.

(b)	The Subscriber understands that each Share Certificate representing the Purchased Shares may be stamped or otherwise imprinted with the following legend, together with such other legends as may be required under applicable securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND THE DISPOSITION AND TRANSFER OF SUCH SECURITIES ARE RESTRICTED BY, A UNANIMOUS SHAREHOLDER AGREEMENT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(c)	The Subscriber covenants and agrees to comply with the legends set forth above. The Corporation shall not be required to: (i) transfer on the Corporation’s books any Purchased Shares, which have been sold or transferred in violation of the provisions of the legend(s) above, or (ii) treat as the owners of the Purchased Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of the legend(s) set forth above.

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5. Covenants of the Subscriber

(a)	The Subscriber will indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, or in any other document furnished by the Subscriber to the Corporation in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Corporation in connection therewith.

(b)	By execution of this Agreement, the Subscriber covenants and agrees that upon issuance of the Purchased Shares to the Subscriber, it shall be bound, as a party to and as a shareholder of the Corporation, by the terms of the USA, as from time to time amended and in effect and the Subscriber will thereafter perform all of the obligations of a shareholder pursuant to the USA and execute any amendments thereto or amended and restated versions thereof.

6. Survival of Representations, Warranties and Covenants

The representations, warranties and covenants of the Subscriber contained in this Agreement will survive the closing of the purchase of the Purchased Shares and, notwithstanding such closing or any investigation made by or on behalf of the Corporation respect thereto, will continue in full force and effect for the benefit of the Corporation and its counsel.

7. Further Assurances

The Subscriber covenants and agrees to deliver such documents, certificates, assurances and other instruments as may be required to carry out the provisions of this Agreement, including, without limitation, such documentation as may be required to permit the purchase of the Purchased Shares in reliance upon an exemption from the prospectus requirements of applicable securities legislation and otherwise on the terms set forth herein. The Subscriber agrees to comply with all applicable securities legislation, orders and policies concerning the purchase of and holding of the Purchased Shares, and concerning any resale of such Purchased Shares.

8. Governing Law; Jurisdiction

This Agreement will be governed by and construed in accordance with the laws of the Province of Alberta without regard to the conflict of laws principles of such jurisdiction.

9. Assignment; Enurement

Neither the Corporation nor the Subscriber may assign any rights or benefits under this Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the other party. This Agreement will enure to the benefit of and be binding upon the Corporation, the Subscriber and their respective heirs, executors, administrators and other legal representatives, successors and permitted assigns.

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10. Amendment and Waiver

No supplement, modification, amendment, waiver, discharge or termination of this Agreement is binding unless it is executed in writing by each of the parties to this Agreement. No waiver of, failure to exercise or delay in exercising, any provision of this Agreement constitutes a waiver of any other provision (whether or not similar) nor does such waiver constitute a continuing waiver unless otherwise expressly provided.

11. Entire Agreement

This Agreement, the Share Certificate and the USA shall constitute the entire agreement of the Corporation and the Subscriber relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to in this Agreement, the Share Certificate and the USA.

12. Execution

This Agreement may be executed in several counterparts and each of which, so executed will be deemed to be an original and such counterparts together will be but one and the same instrument. A copy of this Agreement executed by any party and transmitted by facsimile or e-mail will be binding upon the parties in the same manner as an original executed copy and delivered in person.

This Agreement may be signed in paper form, by facsimile signature or by electronic signature in accordance with Section 11 of the Electronic Commerce Act, 2000 (Ontario). It may also be signed in one or more counterparts and, once signed, can be delivered personally, by facsimile or by email of the signing page in Adobe Portable Document Format (pdf). All electronic signatures shall be considered binding on the signature thereto.

[SIGNATURE PAGE FOLLOWS]

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CORPORATION

The Corporation hereby accepts the above subscription, all on the terms and the conditions set forth therein, and agrees to be bound thereby, and acknowledges receipt of the Subscription Price for the Purchased Shares.

KEYSTONE LABS INC.

By: _________________________________________

       Name:

       Title:

       Authorized Signatory

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EXHIBIT 1

FORM OF SHARE CERTIFICATE

Form of Subscription Agreement for Common Shares

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EXHIBIT 2

UNANIMOUS SHAREHOLDER AGREEMENT

Form of Subscription Agreement for Common Shares

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